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                                                         SEC FILE NOS. 033-02610
                                                                       811-04550

                               THE MAINSTAY FUNDS

                        SUPPLEMENT DATED DECEMBER 3, 2004
                      TO THE PROSPECTUS DATED MARCH 1, 2004

Effective December 3, 2004, this Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") of The MainStay Funds ("Trust"). You may obtain a copy of the Prospectus or the Trust's Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Trust's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

1.    BREAKPOINT DISCOUNTS ON THE INITIAL SALES CHARGE ON CLASS A SHARES

      The following replaces the section entitled, "Reducing the Initial Sales Charge on Class A Shares through Breakpoint Discounts," which begins on page 109 of the Prospectus:

      REDUCING THE INITIAL SALES CHARGE ON CLASS A SHARES

      You may be eligible to buy Class A shares of the Funds at one of the reduced sales charge rates shown in the tables above pursuant to a "Right of Accumulation" or a "Letter of Intent," as described below. You may also be eligible for a waiver of the initial sales charge. See "Sales Charge Waivers on Class A Shares," below, for more information. Each Fund reserves the right to modify or eliminate these programs at any time.

      - RIGHT OF ACCUMULATION

        A "right of accumulation" allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A, Class B or Class C shares of most MainStay Funds. You may not include investments in the MainStay Cash Reserves Fund or MainStay Money Market Fund, investments in Class I shares, or your interests any MainStay Fund held through a 401(k) plan or other employee benefit plan.

        For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in the Fund, using your right of accumulation you can invest that $10,000 in Class A shares and pay the reduced sales charge rate of 3.50% normally applicable to a $105,000 investment.

        For more information, see "Purchase, Redemption, Exchanges and Repurchase - Reduced Sales Charges" in the Statement of Additional Information.

      - LETTER OF INTENT

        Where the right of accumulation allows you to use prior investments to reach a reduced initial sales charge, a "letter of intent" allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Class A, Class B or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund or MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A shares of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply the right of accumulation to these purchases.

        Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of share you purchased. A certain portion of your shares will be held in escrow by the


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        Funds' Transfer Agent for this purpose. For more information, see
        "Purchase, Redemption, Exchanges and Repurchase - Letter of Intent" in the Fund's Statement of Additional Information.

      - YOUR RESPONSIBILITY

        To receive the reduced sales charge, you must inform the Funds' Distributor of your eligibility and holdings at the time of your purchase, if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.

        To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current offering price per share to determine what Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

More information on Class A share sales charge discounts is available in the Statement of Additional Information (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).

2.    FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

      The following is added at the end of the section entitled, "GENERAL POLICIES," which begins on page 121 of the Prospectus:

      Determining the Fund's Share Prices (NAV) and the Valuation of Securities

      Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices (amortized cost, in the case of the Cash Reserves Fund). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's securities after the close of regular trading will not be reflected in the calculation of NAV unless the Manager, in consultation with the subadvisor,deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

      The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

      The Funds expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by


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      significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds' fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

      Excessive Purchases and Redemptions or Exchanges

      The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Fund's Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

      The Funds are not intended to be used as a vehicle for short-term trading, and the Funds' Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. In addition, the Funds reserve the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. The Funds may permit large or short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive.

      The Funds, through MSS and Distributor, maintain surveillance procedures to detect excessive or frequent trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. If the Funds detect frequent or excessive short-term trading in an account as a result of its surveillance or any other information available, a "block" may be placed on the account to restrict it from future purchases or exchanges in the account. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

      In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Funds' Prospectus.

      While the Funds discourage excessive short-term trading, there is no assurance that it will be able to detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Funds to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Funds may review and determine whether it is in the best interest of the Funds to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Funds have no arrangements to permit or accommodate frequent or excessive short-term trading.

      Portfolio Holdings Information

      A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' Statement of Additional Information. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by


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      calling toll-free 1-800-MAINSTAY (1-800-624-6782). The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of the Funds' top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

3. REVISED INFORMATION CONCERNING MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES

      Effective August 1, 2004, NYLIM agreed to implement contractual breakpoints in its management fee for certain Funds and to modify the contractual breakpoint in its management fee for certain other Funds. NYLIM also agreed to voluntarily waive its management fee for certain Funds in a specified amount. In addition, effective December 1, 2004, NYLIM voluntarily agreed to waive fees and/or reimburse certain Funds for certain expenses in order to cap total annual fund operating expenses at a specified level.

      These voluntary expense reimbursements and fee waivers may be discontinued at any time without notice. As a result of the foregoing actions, the following information supplements and/or supersedes any information disclosed in the Fees and Expenses table for the following Funds:

      - Blue Chip Growth Fund - The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 1.00% up to $500 million and 0.95% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive its management fee to 0.80% and to voluntarily waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.50% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2003, total annual fund operating expenses would have been 1.50% for Class A shares and 2.25% for Class B and C shares.

      - Common Stock Fund - The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.38% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2003, total annual fund operating expenses would have been 1.38% for Class A shares and 2.13% for Class B and C shares.

      - Diversified Income Fund - The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $500 million and 0.55% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.35% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B, C and I shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2003, total annual fund operating expenses would have been 1.35% for Class A shares, 2.10% for Class B and C shares, and 1.06% of the Class I shares.

      - Equity Index Fund - NYLIM has voluntarily agreed to waive its management fee to 0.25% and to voluntarily waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 0.80% of average daily net assets for Class A shares.

      - Global High Income Fund - The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.51% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2003,


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         total annual fund operating expenses would have been 1.51% for Class A shares and 2.26% for Class B and C shares.

      - International Bond Fund - The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive its management fee to 0.60% and to voluntarily waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.40% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2003, total annual fund operating expenses would have been 1.40% for Class A shares and 2.15% for Class B and C shares.

      - International Equity Fund - The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows:
         0.90% up to $500 million and 0.85% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.95% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B, C, I, R1 and R2 shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2003, total annual fund operating expenses would have been 1.95% for Class A shares, 2.70% for Class B and C shares, 1.08% of the Class I shares, 1.18% of the Class R1 shares and 1.43% of the Class R2 shares.

      - Mid Cap Growth Fund - The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.75% up to $500 million and 0.70% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.50% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2003, total annual fund operating expenses would have been 1.50% for Class A shares and 2.25% for Class B and C shares.

      - Mid Cap Value Fund - The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.35% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B, C, I, R1 and R2 shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2003, total annual fund operating expenses would have been 1.35% for Class A shares, 2.10% for Class B and C shares, 0.90% of the Class I shares, 1.00% of the Class R1 shares and 1.25% of the Class R2 shares.

      - Research Value Fund - The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.85% up to $500 million and 0.80% in excess of $500 million In addition, NYLIM has voluntarily agreed to waive its management fee to 0.80% and to voluntarily waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.37% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2003, total annual fund operating expenses would have been 1.37% for Class A shares and 2.12% for Class B and C shares.

      - Small Cap Growth Fund - The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 1.00% up to $1 billion and 0.95% in excess of $1 billion. In addition, NYLIM has voluntarily agreed to waive its management fee to 0.85% and to voluntarily waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.70% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for


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         the fiscal period ended October 31, 2003, total annual fund operating expenses would have been 1.70% for Class A shares and 2.45% for Class B and C shares.

      - Strategic Value Fund - The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.75% up to $500 million and 0.70% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.40% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2003, total annual fund operating expenses would have been 1.40% for Class A shares and 2.15% for Class B and C shares.

      - Tax Free Bond Fund - The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $1 billion and 0.55% in excess of $1 billion In addition, NYLIM has voluntarily agreed to waive its management fee to 0.45% and to voluntarily waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 0.89% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B and C shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2003, total annual fund operating expenses would have been 0.89% for Class A shares and 1.64% for Class B and C shares.

      - Total Return Fund - The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.64% up to $500 million and 0.60% in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.19% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B, C and I shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2003, total annual fund operating expenses would have been 1.19% for Class A shares, 1.94% for Class B and C shares, and 0.81% of the Class I shares.

      - Value Fund - The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 up to $500 million, and 0.50% on assets in excess of $500 million. In addition, NYLIM has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do not exceed 1.22% of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B, C, I, R1 and R2 shares of the Fund. If NYLIM's voluntary waivers and/or reimbursements had been in effect for the fiscal period ended October 31, 2003, total annual fund operating expenses would have been 1.22% for Class A shares, 1.97% for Class B and C shares, 0.82% of the Class I shares, 0 .92% of the Class R1 shares and 1.17% of the Class R2 shares.




            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.


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                                                         SEC FILE NOS. 033-02610
                                                                       811-04550

                               THE MAINSTAY FUNDS

                    SUPPLEMENT DATED DECEMBER 3, 2004 TO THE
             STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2004

Effective December 3, 2004, this Supplement updates certain information contained in the above-dated Statement of Additional Information ("SAI") of The MainStay Funds ("Trust"). You may obtain a copy of the SAI or the Trust's Prospectus free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Trust's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

      1. THE FOLLOWING IS HEREBY INSERTED IMMEDIATELY BEFORE "PORTFOLIO TRANSACTIONS AND BROKERAGE" ON PAGE 77 OF THE SAI:

         DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose each Fund's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at www.mainstayfunds.com or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782).

         In addition, the Manager may share the Funds' non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Funds who require access to such information in order to fulfill their contractual duties to the Funds. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer and the Manager's Chief Investment Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board of Trustees at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.

         All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; (2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and (3) upon written request from the Manager or the Funds, will promptly return or destroy the information.

         Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent trustees or a majority of a board committee consisting solely of independent directors approves such disclosure. The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.


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      2. THE FOLLOWING HEREBY REPLACES THE SECTION ENTITLED, "SUMMARIES OF
         SUBADVISOR PROXY VOTING POLICIES AND PROCEDURES -- MACKAY SHIELDS," AT APPENDIX C OF THE SAI:

         MacKay Shields has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses Investor Responsibility Research Center ("IRRC") as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay's Standard, or in the case of a Taft-Hartley client, in accordance with Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to IRRC. MacKay Shields then informs IRRC that the client has appointed MacKay Shields as its agent and IRRC as to which guidelines to follow.

         Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those exceptional cases, the portfolio manager must draft a written dissent to the voting instruction and submit the dissent to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "Conflict" exists, then the dissent will be approved and IRRC will be informed of the voting dissention. All dissenting votes are presented to MacKay's Compliance Committee for further review. If MacKay's General Counsel or Chief Compliance Officer determines that a Conflict exists, the matter will immediately be referred to MacKay's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances.

         The following examples illustrate MacKay's guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the guidelines, and whether MacKay Shields supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

         - Board of Directors. MacKay Shields will generally vote for director nominees in an uncontested election. MacKay Shields generally supports proposals to repeal classified boards. MacKay Shields also supports proposals seeking to increase board independence. MacKay Shields generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

         - Antitakeover Defenses and Voting Related Issues. MacKay Shields generally supports advance notice proposals. MacKay Shields generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. MacKay Shields generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

         - Capital Structure. MacKay Shields generally votes for proposals to increase the number of shares of common stock authorized for issuance. MacKay Shields will vote against the authorization of preferred stock if the board has unlimited rights to set the terms and conditions of the shares. MacKay Shields will vote for the issuance or exercise of stock warrants.

         - Executive and Director Compensation. Generally, MacKay Shields will vote against proposals which set absolute levels on compensation or dictate the amount or form of compensation.


            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.